Sent: Via Facsimile (602) 852-6696 and FEDEX

May 14, 2001

Mr. C. Robert Fulton, Treasurer
Ugly Duckling Corporation
2525 East Camelback Road, Suite 1150
Phoenix, AZ  85016

Re: Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement by and between General Electric Capital Corporation ("GECC") and Ugly Duckling Corporation and affiliates ("UDC") dated as of August 15, 1997, as amended (the "LSA"). All capitalized terms not defined herein shall have the same meaning as in the LSA.


Dear Bob:

You have  requested for GECC to waive the Interest  Coverage  requirement  under section 13.6 of the LSA for the first quarter 2001, which states that UDC shall maintain a minimum Interest Coverage of 1.30:1. Based on the information that you have provided to GECC, UDC had Interest Coverage for the quarter ended March 31, 2001 of 1.26:1, which is a violation of the LSA.

Pursuant to your request, GECC has agreed to waive the Interest Coverage for the quarter ended March 31, 2001 (the "Waiver") subject to all of the following conditions:

o Waiver is only for Interest Coverage for the period ended March 31, 2001. The 1.30:1 Interest Coverage requirement will be in effect for all subsequent calendar quarters

o    All other covenants, terms and conditions of the LSA remain unchanged

o Waiver is only effective to the extent that UDC has received a waiver for similar violations with its other creditors and is in compliance with all other material agreements

This Waiver shall not become effective if it is not accepted by 5:00PM Chicago time on May 15, 2001. The terms of the Waiver shall become effective upon our receipt and your signature of this letter by such time. If all of the terms above terms are acceptable to Ugly Duckling Corporation please so signify by acknowledging so in the space provided below and return an executed copy to GE Capital.


                                            Very truly yours,
                                            General Electric Capital Corporation

                                            By: /s/ MICHAEL THORNTON
                                                --------------------------
                                                    MICHAEL THORNTON

                                            Title:  Account Executive
                                                   -----------------------





Acknowledge and Agreed by:
Ugly Duckling Corporation and affiliates

By: /s/ C. ROBERT FULTON
    ---------------------------
    C. ROBERT FULTON

Title: Treasurer
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